Quarterly Holdings Report
for
Fidelity® Select Portfolios®
Insurance Portfolio
May 31, 2023
PRC-NPRT1-0723
1.802178.119
Common Stocks - 99.5%
	Shares	Value ($)
Financial Services - 3.0%
Diversified Financial Services - 3.0%
Corebridge Financial, Inc. (a)	689,100	11,452,842
Insurance - 96.5%
Insurance Brokers - 25.4%
Aon PLC	50,700	15,630,303
Arthur J. Gallagher & Co.	109,100	21,856,003
Brown & Brown, Inc.	187,600	11,693,108
Marsh & McLennan Companies, Inc.	236,800	41,009,023
Willis Towers Watson PLC	30,728	6,724,823
		96,913,260
Life & Health Insurance - 16.8%
CNO Financial Group, Inc.	226,800	4,923,828
Globe Life, Inc.	146,800	15,146,824
MetLife, Inc.	186,500	9,241,075
Primerica, Inc.	56,700	10,320,534
Principal Financial Group, Inc.	122,600	8,025,396
Unum Group	384,200	16,693,490
		64,351,147
Multi-Line Insurance - 6.8%
Assurant, Inc.	36,300	4,355,637
Hartford Financial Services Group, Inc.	314,100	21,522,132
		25,877,769
Property & Casualty Insurance - 42.3%
Allstate Corp.	112,100	12,157,245
American Financial Group, Inc.	88,500	9,935,895
Arch Capital Group Ltd. (b)	205,000	14,288,500
Assured Guaranty Ltd.	55,200	2,856,600
Chubb Ltd.	218,605	40,616,809
Cincinnati Financial Corp.	25,000	2,412,500
Fidelity National Financial, Inc.	92,800	3,168,192
First American Financial Corp.	76,200	4,185,666
Loews Corp.	117,000	6,552,000
Markel Group, Inc. (b)	3,420	4,496,377
Mercury General Corp.	200	6,002
Progressive Corp.	252,200	32,258,902
Selective Insurance Group, Inc.	45,000	4,352,850
The Travelers Companies, Inc.	143,300	24,252,092
		161,539,630
Reinsurance - 5.2%
Everest Re Group Ltd.	13,600	4,624,272
Reinsurance Group of America, Inc.	86,900	12,166,000
RenaissanceRe Holdings Ltd.	16,700	3,145,779
		19,936,051
TOTAL INSURANCE		368,617,857
TOTAL COMMON STOCKS (Cost $284,439,978)		380,070,699

Money Market Funds - 2.7%
	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund 5.14% (c)(d) (Cost $10,224,000)	10,222,978	10,224,000

TOTAL INVESTMENT IN SECURITIES - 102.2% (Cost $294,663,978)	390,294,699
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(8,245,852)
NET ASSETS - 100.0%	382,048,847

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing
(c)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(d)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	4,180,255	24,906,893	29,087,148	14,067	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund 5.14%	3,211,000	20,197,352	13,184,352	1,060	-	-	10,224,000	0.0%
Total	7,391,255	45,104,245	42,271,500	15,127	-	-	10,224,000

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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